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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 14, 1996

                                  -----------

                               BAY NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                 0-19336                 04-2916246
       (State or other       (Commission File Number)   (I.R.S. Employer
jurisdiction of incorporation                         Identification Number)
     or organization)


                           4401 GREAT AMERICA PARKWAY
                         SANTA CLARA, CALIFORNIA 95054
                    (Address of principal executive offices)
                           TELEPHONE: (408) 988-2400
              (Registrant's telephone number, including area code)


              (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 5. Other Events

        Bay Networks, Inc. announced that Andrew K. Ludwick resigned as Bay Networks' President and Chief Executive Officer effective October 14, 1996. Paul J. Severino, Bay Networks' Chairman, assumed the position of acting CEO, pending the completion of a search for a permanent successor. Mr. Ludwick will continue as a Director of the company.

        On October 30, 1996, the company announced that David L. House has been named Chairman, President and Chief Executive Officer of Bay Networks, Inc.
Mr. Severino will continue as a Director of the company.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               BAY NETWORKS, INC.




                                               By  /s/ William J. Ruehle
                                                  --------------------------
                                                   William J. Ruehle
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Authorized Officer and
                                                   Principal Financial Officer)



Date: October 31, 1996